THE RISE OF KPAY

Florida, Palm Beach

16 January 2019



By Edwin W. Ng
Chairman & CEO
KinerjaPay Corp.


KinerjaPay
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KinerjaPay
1st Indonesian e-Commerce to be listed in the US market
GO PUBLIC
FEB.2016
SUBSCRIBE NOW
www.kinerjapay.com/gopublic




KinerjaPay "Go Public"
KinerjaPay
1st Indonesian e-Commerce to be listed in the US market
GO PUBLIC
FEB.2016
SUBSCRIBE NOW
www.kinerjapay.com/gopublic
EKONOMI & BISNIS

KinerjaPay

The 1st Indonesian eCommerce to be listed in the US market


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Presented by KINERJAPAY CORP.

Management Profile

KinerjaPay
1st Indonesian eCommerce Listed in the US market



Edwin W. Ng

Chairman & Founder, KinerjaPay Corp.

Graduated with a Degree from University of Southern California (USC) in 2002 and Post Graduate Degree from University of Toronto (UofT) in 2004 with major in Management Information System (MIS).

Edwin has more than 12 years of IT experience. In 2007, he founded PT. Kinerja Indonesia with his vision to build a reputable IT Company in Indonesia.

He has also founded other Companies, such as PT. Atria Prima Indonesia, PT. Stareast Sejahtera Group, PT. Sewangi Agro Lestari, PT, Sewangi Kakao Lestari, PT. Landplus Property Management, Golden Stareast Group Pte. Ltd. and PT. Graha Pecatu Sejahtera.

USC TROJANS

UNIVERSITY OF TORONTO

KPAY LISTED OTCQB

GeoTrust®

Head Office & Subsidiary


KinerjaPay Corp
New York Office
40 Wall Street, 28th Floor
PT. KinerjaPay Indonesia
Medan Office
Jl. Multatuli, No.8A
PT. KinerjaPay Indonesia
Jakarta Office
Neo Soho Office #11-09

KPAY LISTED OTCQB

Republic of Indonesia

- 4th Most Populous Country in the World
- Indonesia has 264 million population
- In 2030, Indonesia's Economy will be 4th Largest in the World
- Relatively Young Population, with 50% of the population currently below 30 years old
- Indonesia recorded 146.26m internet users in 2017
- Total 333.6m mobile subscribers recorded in 2016


Home to
4th
Largest population
50% Of population under 30 years old
80 Million+ internet users
(6th Largest in the world)
16th Largest economy in the world
33% Of ASEAN GDP
62%
Of INDONESIAN ACCESS INTERNET ONLY VIA THEIR PHONES
308.2M Total Number of Mobile subscriptions
121% Mobile subscriptions as % of total population
22% Smartphone penetration
Source: Google, Nielsen'14, we are social

KPAY LISTED OTCQB

Economical Forecast

- Current GDP Growth +5.3% pa in 2017
- Economist forecasted Indonesia to be 4th Largest Economy in the World by 2030
- Strong Domestic market up to 260 million population and Young Demographics
- Revolutionary digital economy with eCommerce and fintech leading the trend
- Some economists have predicted that Indonesia Economy will be the fastest growing from 2020 to 2050 surpassing all European economies

https://www.bloomberg.com/news/videos/2019-01-08/these-could-be-the-world-s-biggest-economies-by-2030-video



Rising Stars?
Top 10 countries by nominal GDP using PPP exchange rates by the year 2030
China 64.2
India 46.3
USA 31.0
Indonesia 10.1
Turkey 9.1
Brazil 8.6
Egypt 8.2
Russia 7.9
Japan 7.2
Germany 6.9
Note: Estimates are in trillions of international dollars, using purchasing power parity measures
Source: Standard Chartered
Bloomberg

KPAY LISTED OTCQB

KinerjaPay 3Pillars

KinerjaPay

1st Indonesian eCommerce Listed in the US market

PAY

- Pay Bills (PPOB)
- Mobile Direct Payment (cashless initiative)
- Online Shopping
- Overseas Remittance**
- Online Payroll**

PLAY

- Collect Points
- Collect KCoins
- Gamification Features
- Kryptocurrency Exchange
- Mining Digital Currency (KCoin & Bitcoin)

BUY

- Buy Pulsa/Phone Topup
- Buy Data Plan
- Buy Movie Ticket, eVoucher, FMCG, etc.
- Smartphone Enabled (mobile shopping exp.)

eCommerce / mCommerce

- revolutionary retail concept
- mobile shopping experience
- convenience
- engine of growth
- digital society
- cashless society

O2O Concept

cloud base

cloud base

- offline to online
- online to offline
- era of digitalization

Open Market Concept

- breaking conventional barriers
- free market for all
- marketplace concept

KPAY LISTED OTCQB

KFUND Announcement

KinerjaPay

KinerjaPay Corp. to Enter Micro Lending Business in Indonesia

CISION PR Newswire June 22, 2018

After months of preparation, the Company is ready to launch KFUND in August 2018

JAKARTA, Indonesia, June 22, 2018 /PRNewswire/ --

KinerjaPay Corp., (KPAY), a digital payment and e-commerce platform, ("KinerjaPay" or the "Company"), announced today that it is ready to launch its own indigenous application for micro lending business with peer-to-peer platform to facilitate credit facility.

Indonesia's Financial Services Authority estimates the country's demand for consumer and small business financing at approximately US$125 billion. Domestic financial institutions can address an estimated US$50 billion, leaving a financing gap of about US$75 billion which is not being served by financial institutions. According to Indonesia's Financial Services Authority website, there are currently 22 peer-to-peer platforms listed on this service. The peer-to-peer platform is incorporated in the association of FinTech Indonesia, there are several peer-to-peer lending platform in Indonesia such as Modalku, Investree, Amartha, GandengTangan and Koinworks which work on some areas including

Links:

https://finance.yahoo.com/news/kinerjapay-corp-enter-micro-lending-113400335.html

https://finance.yahoo.com/news/kinerjapay-corp-launches-kfund-p2p-130600822.html

kfund

KPAY LISTED OTCQB

KinerjaPay Launched P2P Lending Platform

KinerjaPay

- micro lending facilities
- in the range of $100 to $1,000
- on biweekly or monthly term loans
- the Company will earn up to 5% fee
- interest up to 15%-30% per month


Better Rates
Better Returns
APPLY FOR LOAN
LEND YOUR MONEY


Funding
Rp
Lender
kfund
Borrower
PAY
Pay Loan & Interest

KPAY LISTED OTCQB

Target Market

- KPAY Pulsa Agents
- MDU Pulsa Agents
- New Pulsapreneur Program
- KPOP Store Agents

- Provide Loans to SMEs
- Short Term Loan max $2K
- Target mainly B2B Transactions
- Bridging Loans


KPAY AGENTS 40%
SME (Small Medium Enterprises) 15%
kfund
PNS (Govt Workers) 15%
Private Sector Employees 30%

- Government Workers (PNS)
- Guarantor from Supervisor
- Stable Income Workers
- Min. 1 year Employment Record

- Big/Medium Co. Employees
- Stable Income Workers
- Min. 1 year Employment Record
- Corporate Guarantee

KPAY LISTED OTCQB

Market Competitors

KinerjaPay

	Total Funding	
tunaiku PINJAM CEPAT MUDAH	> Rp.1 Trillion	Up to 37% pa. / Max 20 months
UANGTEMAN	N/A	Up to 33% per month / Max 30 days
TunaiKita	US$ 2 Billion	Up to 21% per month / Max 6 months
modalku	Rp.2.49 Trillion	Up to 78% pa. / Max 1 year

KPAY LISTED OTCQB

KPAY Acquisition Announcement

KinerjaPay

KinerjaPay Corp. Announced Its Expansion Into Mobile Prepaid Business in Indonesia

CISION PR Newswire June 12, 2018

The Company signed agreement with JEMPOL kiosk (PT. MDU) to acquire its business

JAKARTA, Indonesia, June 12, 2018 /PRNewswire/ -- KinerjaPay Corp., (KPAY), a US-based mobile payment and digital eCommerce platform provider with its main market in Indonesia, announced today that it has signed a Memorandum of Understanding (MoU) agreement with PT. Mitra Distribusi Utama (MDU), a mobile prepaid top-up provider in Indonesia, to acquire MDU's business units as well as to prepare future expansion plan on its current business model. The combined businesses could exceed $70 million in sales in 2019.

MDU has been operating as mobile prepaid top-up data package provider for all telco operators in Indonesia since 2007. With its recent achievement of over $30 million sales in 2017, mainly in selling prepaid top-up balances and data plan for internet usage to Indonesia's ever growing mobile internet users, KinerjaPay Corp. is confident that MDU and PT. Kinerja Pay Indonesia (or KPI, its fully-owned Subsidiary based in Jakarta) will be able to grow the business stronger throughout the country.

https://finance.yahoo.com/news/kinerjapay-corp-announced-expansion-mobile-120000682.html


kpay
Jempol Kios
Jempol Kios
Pulsa Isi Ulang HP
Pulsa Data & internet
PLN Pasca & PLN Token
Voucher Game Online
Bayar Tagihan
Bayar BPJS
Tiket Pesawat
Tiket Kereta Api

KPAY LISTED OTCQB

Project Milestone

KinerjaPay

COMPLETED

MOU Signed

June 2018

→

COMPLETED

Negotiations

July - Sept 2018

→

COMPLETED

Term Sheet

Oct 2018

↓

Due Diligence

Nov - Dec 2018

IN PROGRESS

→

100% Acquisition

Feb 2019



pesawat
Jempol
Kios

XL smartfren KARTU As indosat ooredoo TELKOMSEL 3 AXIS

KPAY LISTED OTCQB

Benefits of the Acquisition

KinerjaPay

- KPAY Announced in June 2018 to acquire PT. MDU
- PT. MDU is one of th largest Distributors of Pre-paid Topup (Pulsa Reseller) in Indonesia
- PT. MDU will be acquired by PT. Kinerja Indonesia as Subsidiary of KinerjaPay Corp.
- PT. MDU owns a Customer Database up to 3 million accounts or users
- Potential access to Customer Database for KFUND Lending Business and other cross-selling products

Jempol Kios
Authorized Modern Channel Aggregator



KPAY LISTED OTCQB

Market Analysis

KinerjaPay

STRENGTH

- License Holder to Major Telco Operators in Indonesia
- Basic necessity for mobile phone users
- Strong Market Positioning & Brand
- Competitive Market Price
- More than 2 million customer database

OPPORTUNITY

- Cross Sell with other services by the Company
- Penetration to Rural market with enticing Agency Program

WEAKNESS

- Untapped market in Rural areas
- Low Average Transactional Value (Average $2/transaction)
- Single Line of Product ("Pulsa" ONLY)

THREAT

- Competitive market with other industry players
- Policy changes that may shift market landscape

KPAY LISTED OTCQB

Market Competitors

KinerjaPay


URBAN
Market Segment
RURAL
kpay
kioson
Jempol Kios
chipsakti
FASTPAY
XL
smartfren
Kartu As
indosat ooredoo
TELKOMSEL
3
AXIS
LOW
Market Volume
HIGH

KPAY LISTED OTCQB

KPAY Corp NEW Structure



KinerjaPay Corp
(OTCQB: KPAY)
PT. Kinerja Indonesia
(PT. KI)
PT. Kinerja Pay Indonesia
(PT. KPI)
Ace Legends
(ACE)
PT. MDU
(JEMPOL)
PT. Kinerja Simpan Pinjam
(P2P Lending)
New

2018 Achievements & Milestones

KinerjaPay

1st Indonesian eCommerce Listed in the US market

2018 Highlights

March 12th
KinerjaPay Launches New IO ***Game*** Called Floo

April 2nd
The ***New Face*** of KinerjaPay

April 4th
KinerjaPay Shows a ***Massive Gross Revenue Growth*** in Q1 2018

June 5th
KinerjaPay ***Spreads Its Wing*** to Cover More Unbankable Population

August 8th
KinerjaPay Launches ***Education Payment Fee*** as New Feature

September 4th
KinerjaPay Announces ***Complete Acquisition*** of PT. Kinerja Indonesia

September 13th
KinerjaPay Corp. Launches kfund as Its P2P Lending Platform

October 10th
Another ***Acquisition*** Targeted for KinerjaPay Corp.

KPAY LISTED OTCQB

KinerjaPay Launches New io Game Called Floo

KinerjaPay

This game is a result of a partnership with Ace Legends Pte. Ltd ("ACE"), a Singapore-based game developer. Floo is a new generation of .io games. The story of the game follows a beautiful journey in the sea and be the biggest fish of them all. This fish adventure is a multi-player survival game where players compete against other players. The game is simple; each player plays as a fish that was born among the coral reefs, using one finger to move and interact with the environment. This game has been downloaded **50.890** so far.



Floo

KGAMES Casual

3+

Contains ads · Offers in-app purchases

This app is compatible with some of your devices.



4.3
139 total
5
4
3
2
1



kgames
floo
FISH AQUATIC ADVENTURE
"Eat 200 FISH"
Gratis Pulsa 50K



kgames
floo
FISH AQUATIC ADVENTURE
Free Pulsa 50K
11-17 April 2018



kgames
floo
FISH AQUATIC ADVENTURE
"Eat 2500 Plankton"
Free 25 KCOIN



floo
kgames
TIKET NONTON
HANYA
IDR 15.000

KPAY LISTED OTCQB

Presented by KINERJAPAY CORP.

The New Face of KinerjaPay

KinerjaPay

- ✓ Adaptation to the market condition
- ✓ Explaining new company direction and improvement of services
- ✓ Competing with competitors in more established image



kpay
kmall
kgames



EXPRESSION VARIATION
CONFUSED
HAPPY
INSPIRED
AMAZED
SAD
FACE VARIATION



FRONT
SIDE
BACK
CLOTHES VARIATION
CHARACTER SHEET

KPAY LISTED OTCQB

KinerjaPay Campaign in 2018

KinerjaPay


kpay
Beli Pulsa
CASHBACK 10%
CEPAT, MUDAH & TENTUNYA LEBIH MURAH
Dapatkan Update Harga dan Promo Menarik Setiap Minggunya
Follow Us:
Kinerjapay kpay.id


MIE SEDAP TASTY MANTUL
Tasty
BAKMI AYAM
Rp4.600
Rp2.000*
Spesial hanya
16 Nov 2018
*Syarat dan ketentuan berlaku


kmall
VOUCHER MAKAN SPESIAL
DISKON UP TO 25%


kpay
Beli Pulsa sekarang, dan dapatkan harga terbaik setiap hari
30%
TELKOMSEL
smartfren
AXIS
Dapatkan Update Harga & Promo Menarik Setiap Minggu, Follow Us: @KinerjaPay @KPAY.ID


kmall
FLASH SALE
Gledek Mantul
DISKON HINGGA
94%
Periode 18-28 Okt 2018
RP. 111.111
70%
RP. 290.000
77%
25%
RP. 1.111
50%
Beli 1 Gratis 1
RP. 1.111.111


FLASH SALE
Gledek Mantul
kmall
BELANJA SESUKA HATI
DAPAT POTONGAN
TAMBAHAN
Hingga
Rp 10.000
Kode Unik : GLEDEKMANTUL11
*Syarat & ketentuan berlaku

LISTED OTCQB

KinerjaPay Campaign in 2018


kpay
SATU APLIKASI
BERJUTA TRANSAKSI
TOP UP
KARTU KREDIT
TELKOM
PULSA
INTERNET
DONASI
PDAM
PLN
BPJS
Download Sekarang
Follow Kami :
visit: www.kpay.id


kpop store
BELANJA JADI LEBIH MUDAH, AMAN & NYAMAN
Jl. Rawa Belong no.11 Jakarta Barat 11470




kpay


kpop store
Makan enak dengan KVOUCHER
HEMAT 20%
IDR 10.000



KPAY LISTED OTCQB

Presented by KINERJAPAY CORP.

KinerjaPay Launched *Education Payment Fee* as New Feature

KinerjaPay

This new feature will enable parents to pay monthly school fees and other educational fees through the Company's platform. According to Indonesia Ministry Education and Culture data in 2016, there are nearly 300.000 schools in the nationwide.





SMP SMA SUTOMO 1 MEDAN
Nama : Dicky Wijaya
NISN : 0123456789
Tempat/Tgl Lahir : Medan, 29 Februari 2005
Jenis Kelamin : Laki-Laki
SCAN ME
kpay
SMP SMA SUTOMO 1 MEDAN



KI LISTED OTCQB

KPAY Signed $200m Investment Deal

KinerjaPay

- KPAY Signed Subscription Agreements with WAHANA GROUP
- Series F Preferred Stock Option of $100 million & Series G Preferred Stock Option of $100 million
- Major Investment to focus on Peer-to-Peer Lending business, Mobile Payments, Acquisitions, and eCommerce Platform



WAHANA GROUP

INVESTA WAHANA PROPERTINDO

YAYASAN GARDA GARUDA NUSANTARA

LINKS:
http://www.kinerjapay.co/article.php?id=1
https://finance.yahoo.com/news/kinerjapay-corp-signed-major-investment-133000945.html

KPAY LISTED OTCQB

Fund Allocation

KinerjaPay


$200,000,000
Two Hundred Million Dollars
US$5m
US$5m
US$10m
US$5m
US$25m
US$150m
JEMPOL KIDS
kpay
kmall
kgames
kfund
Potential M&A

KPAY LISTED OTCQB

Up-List to NASDAQ by 2020

KinerjaPay

Road to NASDAQ

Min. $5m+
Budget for Buyback

Min. $10m+
Net Profit in 2019

KPAY on Nasdaq
In 2020


Nasdaq
Nasdaq
Ignite your ambition

KPAY LISTED OTCQB

I ❤ Indonesia

100% ❤ INDONESIA

KinerjaPay Corp.

40 Wall Street 28th Floor, New York, NY 10005

investor@kinerjapay.co | +1 301 6750 8850

PT. KinerjaPay Indonesia

APL Tower, #07-T9, Jl. Letjend. S. Parman, Kav.28

Jakarta 11470, Indonesia | +62 021 2933 9481

KinerjaPay

KPAY LISTED OTCQB

Presented by KINERJAPAY CORP.

Disclaimer

KinerjaPay

1st Indonesian eCommerce Listed in the US market

This document details business information of KinerjaPay Corp. through its wholly owned subsidiary PT Kinerja Pay Indonesia, who enables consumers to "pay, play and buy" through its secure web portal and mobile applications. Based in Indonesia, the platform provides a secure payment solution as well as a growing virtual marketplace, where participants can buy and sell products and services. The Company also offers a number of in-app services that cater to mobile users, such as an eWallet, social engagement and digital entertainment related applications. KinerjaPay is also pursuing other eCommerce verticals including travel, fashion, gaming and productivity applications.

This presentation details the Company's business strategy and financial information operation based on certain assumptions, market data, and KinerjaPay's opinions. This presentation has been developed in a reasonable and rational manner to reflect KinerjaPay plan setting forth a defined time schedule based partly on known information, and partly on assumptions and forecasts of KinerjaPay. However, as with all business plans, its anticipated results are based on information available at the time of preparation, relying on that information's accuracy and reliabilty, and also based on the specific assumptions made. Changes in the economical and regulatory factors, among others, as well as additional information or various other events, can change the assumptions as well as the results.

This presentation itself does not guarantee its partial or full execution. Therefore, it is possible that this business plan will not be fully implemented and executed as planned.

Confidential Information

KPAY LISTED OTCQB

Presented by KINERJAPAY CORP.

Thank You

KinerjaPay



~ Terima Kasih ~




Terima
kasih

KPAY LISTED OTCQB